SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 14, 2004

(Date of Earliest Event Reported)

CARDINAL FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-24557 (Commission File Number)	54-1874630 (IRS Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia (Address of Principal Executive Offices)	22102 (Zip Code)

Registrant’s telephone number, including area code:

(703) 584-3400

Item 12.

Results of Operations and Financial Condition.

On January 14, 2004, the Registrant issued a press release reporting its financial results for the year ended December 31, 2003.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 12.

The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

The exhibit to this report is as follows:

Exhibit No.

Description

99

Press release issued by the Registrant dated January 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION

        (Registrant)

Date:  January 16, 2004

By:  /s/ Domingo Rodriguez

Domingo Rodriguez

Senior Vice President and

   Chief Financial Officer

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